UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA (Address of principal executive offices)		19104 (Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 27, 2020, Cabaletta Bio, Inc. (the “Company”) entered into (i) the Amendment No. 1 (“the SRA Amendment”) to the Sponsored Research Agreement (the “SRA”), dated April 23, 2018 with the Trustees of the University of Pennsylvania (“Penn”) and (ii) the First Amendment (“the CARLA Amendment”) to the Amended and Restated License Agreement (“CARLA”), dated July 23, 2019 with the Penn and the Children’s Hospital of Philadelphia. The SRA Amendment expands the scope of sponsored research to include three additional B cell-mediated autoimmune disease under the director of Aimee Payne, M.D., Ph.D. Under the CARLA Amendment, the Company added certain intellectual property relating to one of the three undisclosed disease targets.

On May 28, 2020, the Company issued a press release, titled “Cabaletta Bio Announces Expansion of Sponsored Research Agreement with the University of Pennsylvania,” to announce the SRA Amendment and CARLA Amendment. The full text of the Company’s press release regarding the SRA Amendment and the CARLA Amendment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing descriptions are a summary of certain terms of the SRA Amendment and the CARLA Amendment, and, by its nature, are incomplete. These descriptions are qualified in their entirety by reference to the SRA Amendment and CARLA Amendment, which are filed herewith Exhibits 10.1 and 10.2 and are incorporated herein by reference. The Company has applied for confidential treatment of certain provisions to the Securities and Exchange Commission. Omitted material for which confidential treatment has been requested has been submitted separately with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 1, dated May 27, 2020, to the Sponsored Research Agreement, dated April 23, 2018, between the Company and the Trustees of the University of Pennsylvania.

10.2	First Amendment, dated May 27, 2020, to the Amended and Restated License Agreement, dated July 23, 2019, among the Company, the Trustees of the University of Pennsylvania and the Children’s Hospital of Philadelphia.

99.1	Press release of Cabaletta Bio, Inc. titled “Cabaletta Bio Announces Expansion of Sponsored Research Agreement with the University of Pennsylvania,” dated May 28, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: May 28, 2020	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer